TIDEWATER

Tidewater / GulfMark Offshore Combination: Creates Global Offshore Leader

Investor Presentation

July 16, 2018


TIDEWATER

FORWARD-LOOKING STATEMENTS

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Tidewater and GulfMark note that certain statements set forth in this presentation provide other than historical information and are forward looking. The unfolding of future economic or business developments may happen in a way not as anticipated or projected by Tidewater and GulfMark and may involve numerous risks and uncertainties that may cause Tidewater's and GulfMark's actual achievement of any forecasted results to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of Tidewater or GulfMark, include, without limitation, the proposed transaction between Tidewater and GulfMark (the "Transaction") and the anticipated synergies with respect to the combination of Tidewater and GulfMark; fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; customer actions including changes in capital spending for offshore exploration, development and production and changes in demands for different vessel specifications; acts of terrorism and piracy; the impact of potential information technology, cyber security or data security breaches; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, especially in higher political risk countries where we operate; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in law, economic and global financial market conditions, including the effect of enactment of U.S. tax reform or other tax law changes, trade policy and tariffs, interest and foreign currency exchange rate volatility, commodity and equity prices and the value of financial assets; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risk factors, other factors that are described in "Forward-Looking Statements," as well as other information contained in Tidewater's and GulfMark's form 10-K's and 10-Q's.

Although Tidewater and GulfMark believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the Transaction in a timely manner or at all; satisfaction of the conditions precedent to consummation of the Transaction, including the ability to secure regulatory approvals in a timely manner or at all, and approval by either company's stockholders; the possibility of litigation (including related to the transaction itself); Tidewater's and GulfMark's ability to successfully integrate their operations, technology and employees and realize synergies from the Transaction; unknown, underestimated or undisclosed commitments or liabilities; the conditions in the oil and natural gas industry, including a decline in, or the substantial volatility of, oil or natural gas prices, and changes in the combined companies' customer requirements; the level of demand for the combined companies' products and services. Neither Tidewater nor GulfMark undertakes any obligation to update any forward-looking statements or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that either Tidewater or GulfMark becomes aware of, after the date of this communication.

Transaction Summary

Tidewater Inc. ("Tidewater") and GulfMark Offshore, Inc. ("GulfMark") have entered into a definitive agreement for Tidewater and GulfMark to combine in an all-stock transaction

Consideration Details	
Consideration Details	• Value to GulfMark equity holders is approximately \$340 million based on TDW July 13 closing price of \$30.62, comprised of: – 11.1 million Tidewater common shares (or rights to receive Tidewater shares) will be issued to holders of GulfMark common stock and noteholder warrants (\$0.01 per share exercise price)[1] – Tidewater shares issued (or to be issued upon warrant exercises) to holders of GulfMark common stock and noteholder warrants will represent a 26% ownership in the combined company on a fully-diluted basis – Existing holders of GulfMark noteholder warrants will receive rights to receive Tidewater shares, subject to Jones Act-related restrictions on maximum ownership of shares by non-U.S. citizens • Concurrent with closing, \$100 million of existing GulfMark debt is expected to be repaid
Management and Governance	• Combined company will retain the Tidewater Inc. brand and will be led by John Rynd as President & CEO • The Board of Directors will be expanded from seven to ten seats, by adding three directors selected by GulfMark • Transaction is subject to stockholder approval of combination (by GulfMark's stockholders) and share issuance (by Tidewater's stockholders) – Holders of 34.99% of GulfMark voting shares (held by Raging Capital and Q Investments) have executed voting agreements in support of the transaction

1. Tidewater will assume Gulfmark's obligations under existing GulfMark equity warrants (\$100 strike price).

Strong Strategic and Financial Rationale

- Combined company will be a global OSV leader
- Expands Tidewater's position in the recovering North Sea region
- Accretive to fleet quality with the addition of 21 Tier 1 vessels
  - Combined company will own/operate 102 Tier 1 vessels* with an average age of approximately 6 1/2 years
- All-equity transaction preserves strong balance sheet and liquidity position
- Significant cost and operational synergies with intent to
  - Consolidate corporate headquarters
  - Rationalize shared services functions and other shore-based support
  - Leverage combined Tidewater / GulfMark operating footprint
  - Combine IT systems and adopt best vessel maintenance and other business practices
- Straightforward integration profile de-risks realization of identified synergies
- Combined company will be well positioned to capitalize on organic growth opportunities and to pursue additional acquisitions

** Tier 1 vessels include:*

- *PSVs ≤ 10 years old, DP2 and with a clear deck area of ≥ 700 m^2*
- *AHTSs ≤ 10 years old, DP2 and with bollard pull of ≥ 80t*

The Largest Global OSV Operator



Vessel Count as of March 31, 2018
PF Tidewater
245
Bourbon
185
Tidewater
180
Chouest
164
SolstadFarstad
113
Swire
68
Gulfmark Offshore
65
Hornbeck
63
Topaz
53
Harvey Gulf
50
Seacor
48
Maersk
44
Avg. All Others
5
All Others (~2,400 total vessels for 400+ owners)
0
50
100
150
200
250
300

Note: PSVs and AHTS only, as of March 31, 2018

Source: IHS Markit, Tidewater, GulfMark, company disclosures

Best Positioned to Participate in Market Recovery - Globally

173 total active vessels with average vessel age of **9.2** years as of June 30, 2018.



Europe & Mediterranean Sea
35
17
17
1
9.1 yrs
Avg. Age
Tidewater
Headquarters
Area Operations
GulfMark
Headquarters
Area Operations
Americas
38
1
10
16
4
7
9.7 yrs
Avg. Age
West Africa
55
17
20
18
9 yrs
Avg. Age
Middle East & Asia Pacific
45
2
2
14
27
8.9 yrs
Avg. Age
Deepwater (TDW)
Towing/Supply (TDW)
Other (TDW)
Deepwater (GLF)
Towing/Supply (GLF)
Other (GLF)

Figures represent active vessels during the quarter ended June 30, 2018

Transaction Adds High Quality, Tier 1 Assets

- 171 combined Other (Non-Tier 1)
- Generally leveraged to production & construction support activities
- Dayrates remain lower than peak levels, but tend to experience less pricing volatility



Combined: 80 Non-Tier 1 Stacked Vessels
GLF: 16 Non-Tier 1 Active Vessels
TDW: 75 Non-Tier 1 Active Vessels
TDW: 66 Tier 1 Active Vessels
TDW: 15 Tier 1 Stacked/New Construction
GLF: 16 Tier 1 Active Vessels
GLF: 5 Tier 1 Stacked Vessels

- 102 Tier 1 vessels of which 20 are currently stacked
- Generally leveraged to drilling activity, with the greatest opportunity for margin expansion
- Tidewater's Tier 1 margin per day in 2014 was +$11,000 higher than TTM 1Q18

** Tier 1 vessels include:*
- *PSVs ≤ 10 years old, DP2 and with a clear deck area of ≥ 700 m²*
- *AHTSs ≤ 10 years old, DP2 and with bollard pull of ≥ 80t*

Strongest Financial Position in the OSV Sector

- Combined company equity market capitalization is ~$1.25 billion, based on Tidewater's closing stock price on July 13, 2018
- Concurrent with closing, $100 mm in outstanding GulfMark debt is expected to be repaid
  - Transaction adjustments include impact of 1.100x exchange ratio, the early repayment of GulfMark debt and frictional costs, including make-whole payments to holders of GulfMark debt

	Tidewater	GulfMark	Adjustment	Pro Forma
Shares Outstanding[1,2]	30	-	11	41
Cash	$445	$53	($127)	$371
Total Debt	$448	$92	($92)	$448
Net Debt	$3	$40	$34	$77
Total Debt / Total Cap.[3]	31%	-	-	25%
Net Debt / Net Cap.[3]	-	-	-	6%

Note: Numbers shown are pro forma as of 3/31/18.

[1] Other than shares outstanding, includes 3.9 million new creditor warrants, each of which is exercisable into a share of common stock at a price of $0.001.

[2] Excludes 1.16 million RSUs issued in connection with Tidewater's 2017 stock incentive plan, which generally vests over 3 years.

[3] Book basis

TIDEWATER

Significant Cost Synergies


Pro Forma
G&A Profile
$145
million
$100
million
TIDEWATER
GULFMARK
Pro Forma
TIDEWATER

- Relative to $145 million of combined LTM G&A, combined company's **run-rate annual G&A is expected to approximate $100 million**
- Relative to LTM, Tidewater and GulfMark expected to achieve ongoing, stand-alone cost reductions of approximately $15 million, with **transaction-related cost synergies of approximately $30 million estimated to be achieved by Q4 2019**

Significant Leverage to Offshore Recovery


($ in millions)
Vessel Operating Margin
1,000
900
800
700
600
500
400
300
200
100
0
$926
$127
$231
Tier 1: +$5k
Non-T1: +$2.5k
Tier 1: +$2.5k
Non-T1: +$1.25k
Tier 1: +$1k
Non-T1: +$0.5k
$458
$345
$276
2014 Combined Vessel Operating Margin
TTM Vessel Operating Margin
Utilization Improvement
Tier 1 Reactivations
After Utilization Improvements and Tier 1 Reactivations
Potential Average Day Rate Increases (Assuming improved market conditions)
Combined

- Combined vessel operating margin of ~$127 million for the 12 months ending March 31, 2018
- Market recovery assumes utilization improves to 85% for the active vessels (82 Tier 1 and 91 active non-Tier 1 vessels), which is expected to generate an additional vessel operating margin of $72 million
- Reactivation of a combined 20 currently idle Tier 1 vessels, is estimated to generate additional annual vessel operating margin of $32 million
- Recovery in demand due to improved market conditions may engender pricing improvements independent of this transaction.
- *Each* $1,000 of rate increase on the Tier 1 vessels ($500 increase for the active non-Tier 1 vessels) is estimated to generate additional annual vessel operating margin of ~$46 million

1. This sensitivity analysis is not meant to be a prediction of future earnings performance, but simply an indication of the impact on vessel operating margin as a result of varying operating assumptions.

Highest Market Cap and Lowest Leverage in the OSV Sector


($mm)
1,500
1,200
900
600
300
--
$1,293
$955
$463
$441
$394
$338
$281
$213
$211
$177
$70
$51
$41
$32
$25
Pro Forma


(% of Net Capitalization)
Market Cap
Net Debt
100%
80%
60%
40%
20%
--
100%
5%
95%
12%
88%
43%
57%
44%
56%
58%
42%
62%
38%
78%
22%
79%
21%
82%
18%
84%
16%
86%
14%
88%
12%
94%
6%
95%
5%
Pro Forma

Source: FactSet research systems & Company filings as of 7/6/18.

Anticipated Timing

July 16, 2018	• Announcement
August 2018	• Tidewater and GulfMark to file Form S-4/Joint Proxy Statement
Q4 2018	• Stockholder approval and projected transaction close

Strong Strategic and Financial Rationale

- Combined company will be a global OSV leader
- Expands Tidewater's position in the recovering North Sea region
- Accretive to fleet quality and 2019 EBITDA
- All-equity transaction preserves quality balance sheet and strong liquidity position
- Significant cost and operational synergies
- Straightforward integration profile
- Combined company will be well positioned to capitalize on organic growth opportunities and to pursue additional acquisitions

NO OFFER OR SOLICITATION

This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Tidewater Inc. ("Tidewater" or the "Company") will file with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 (the "Joint Proxy Statement/Prospectus") which will include a registration statement and prospectus with respect to the Company's shares of common stock to be issued in the Transaction and a joint proxy statement of the Company and GulfMark in connection with the Transaction. The definitive Joint Proxy Statement/Prospectus will contain important information about the proposed Transaction and related matters. STOCKHOLDERS ARE URGED AND ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The Joint Proxy Statement/Prospectus and other relevant materials (when they become available) and any other documents filed by the Company or GulfMark with the SEC may be obtained free of charge at the SEC's website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the Joint Proxy Statement/Prospectus from the Company by contacting Investor Relations by mail at 6002 Rogerdale Road, Suite 600, Houston, TX, Attn: Investor Relations, by telephone at +1-713-470-5314, or by going to the Company's Investor Relations page on its corporate web site at www.tdw.com, and from GulfMark by contacting Investor Relations by mail at 842 West Sam Houston Parkway North, Suite 400, Houston, TX, 77024, Attn: Investor Relations, by telephone at +1-713-369-7300, or by going to GulfMark's Investor Relations page on its corporate web site at www.gulfmark.com.

PARTICIPANTS IN THE SOLICITATION

The Company, GulfMark and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed Transaction. Information about the Company's directors is set forth in our Transition Report on Form 10-K for the transition period from April 1, 2017 to December 31, 2017, which was filed with the SEC on March 15, 2018. Information about GulfMark's directors and executive officers is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on April 2, 2018. These documents are available free of charge at the SEC's web site at www.sec.gov, from the Company by contacting Investor Relations by mail at 6002 Rogerdale Road, Suite 600, Houston, TX, Attn: Investor Relations, or by going to our Investor Relations page on its corporate web site at www.tdw.com, and from GulfMark by contacting Investor Relations by mail at 842 West Sam Houston Parkway North, Suite 400, Houston, TX, 77024, Attn: Investor Relations, or by going to GulfMark's Investor Relations page on its corporate web site at www.gulfmark.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Transaction will be included in the Joint Proxy Statement/Prospectus that the Company intends to file with the SEC.



TIDEWATER INC.
Worldwide Headquarters
6002 Rogerdale Road
Suite 600
Houston, Texas 77072 USA
P: +1 713 470 5300
www.tdw.com

TIDEWATER